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                                                                    EXHIBIT 23.2

                          CONSENT OF ERNST & YOUNG LLP


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1996, in the Registration Statement (Form S-1 No. 333-20931) and related Prospectus of Guitar Center, Inc. dated February 20, 1997.


                                          ERNST & YOUNG LLP


Los Angeles, California
February 18, 1997